                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Cinema Ride, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[X]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     $125
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:
     Preliminary Proxy Statement
     -------------------------------------------------------------------------


     (3) Filing Party:
     Cinema Ride Inc.
     -------------------------------------------------------------------------


     (4) Date Filed:
     April 17, 1996
     -------------------------------------------------------------------------

Notes:

                               CINEMA RIDE, INC.
                         12001 Ventura Place, Suite 340
                         Studio City, California 91604
                                 (818) 761-1002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 14, 1996


To the Stockholders of Cinema Ride, Inc.:

          You are cordially invited to attend the Annual Meeting of Stockholders of Cinema Ride, Inc., a Delaware corporation (the "Company"), which will be held at the Sportsmen's Lodge, 12825 Ventura Boulevard, Studio City, California at 10:00 a.m., California time, on Friday, June 14, 1996, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

          1. To elect a board of four directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify;

          2. To ratify the selection of BDO Seidman as the Company's independent public accountants for fiscal year 1996;

          3.  To approve the 1995 Directors Stock Option Plan;

          4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Stockholders of record of the Company's common stock at the close of business on April 19, 1996, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

          THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              Gary H. Packman
                              Chief Operating Officer, Executive Vice President and Secretary
Studio City, California
May 9, 1996

                               CINEMA RIDE, INC.
                         12001 Ventura Place, Suite 340
                         Studio City, California 91604
                                 (818) 761-1002
                                   _________

                                PROXY STATEMENT
                                   _________

                   Approximate date proxy material first sent
                          to stockholders: May 9, 1996
                                   _________


          The following information is in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Cinema Ride, Inc., a Delaware corporation (the "Company"), to be held at the Sportsmen's Lodge, 12825 Ventura Boulevard, Studio City, California at 10:00 a.m., California time, on Friday, June 14, 1996, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

          A form of proxy is being furnished herewith by the Company to each stockholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

          Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the election of all four of the nominee-directors specified herein, FOR the ratification of the selection of BDO Seidman as the Company's independent public accountants for fiscal year 1996, FOR the approval of the 1995 Directors Stock Option Plan, and FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is currently a director of the Company.

          Under the Company's bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the selection of BDO Seidman, the approval of the 1995 Directors Stock Option Plan or the amendment to the Company's Certificate of Incorporation will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposals not to equal or exceed a majority of the quorum required for the Meeting.

          Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

          The Company has outstanding only Common Stock, of which 4,570,000 shares were outstanding as of the close of business on April 19, 1996 (the "Record Date"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the outstanding Common Stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date as to
(a) each director, (b) each executive officer identified in the Summary Compensation Table below, (c) all officers and directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of Common Stock.

                                                  Amount and
                                                   Nature of      Percent
                         Name and Address of      Beneficial        of
Title of Class           Beneficial Owner(1)         Owner        Class(2)
- --------------           -------------------      ----------      --------
DIRECTORS AND
EXECUTIVE OFFICERS:

Common Stock             Mitch Francis               694,000(3)      14.7%

Common Stock             Gary H. Packman             251,250(4)       5.4%

NON-EMPLOYEE
DIRECTORS:

Common Stock             Benjamin Frankel             20,000(5)        *

Common Stock             Norman Feirstein                  0            0%

                         All directors and           966,917        20.18%
                         executive officers as
                         a group (5 persons)

- -------------------
(1) The address of Messrs. Francis and Packman is c/o the Company, 12001 Ventura Place, Suite 340, Studio City, California 91604. The address of Mr. Frankel is 16530 Ventura Boulevard, Suite 305, Encino, California 91436 and the address of Mr. Feirstein is 8311 Westminster Avenue, Suite 330, Westminster, California 92683.

(2) Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such Date. Ownership of less than one percent is indicated by an asterisk.

(3) Includes 150,000 shares of common stock issuable upon exercise of options to acquire an aggregate of 300,000 shares granted to Mr. Francis which are exercisable within 60 days of the Record Date.

(4) Includes 50,000 shares of common stock issuable upon exercise of options to acquire an aggregate of 130,000 shares stock granted to Mr. Packman which are exercisable within 60 days of the Record Date.

(5) Includes 20,000 shares which have been issued to the accountancy firm of Frankel, Lodgen, Lacher, Golditch & Sardi, of which Mr. Frankel is a partner, in exchange for services rendered in 1994. Mr. Frankel disclaims beneficial ownership of all such shares.


                      NOMINATION AND ELECTION OF DIRECTORS

          The Company's directors are to be elected at each Annual Meeting of Stockholders. At this Meeting, four directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

          In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

          The four nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualify. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

          There were six meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the period in which he was a director and the total number of meetings held by all committees of the Board of Directors on which he served during such period.

          The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company's present Board of Directors):

                            Other Positions                    Director
Nominee(1)                  With Company                 Age      Since
- -------------------------   --------------------------   ---   -----------
Mitch Francis(2)            Chairman of the Board,        41   April, 1993
                            President, and Chief
                            Executive Officer

Gary H. Packman(3)          Chief Operating Officer,      53   April, 1993
                            Executive Vice President,
                            Treasurer and Secretary

Benjamin Frankel(2)(3)      None                          60   March, 1995
 (4)

Norman Feirstein(2)(4)      None                          47   March, 1995

____________________
(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2) Member of the compensation committee of the Board of Directors of the Company, currently consisting of two directors, one of whom is an employee of the Company. The compensation committee reviews the performance of executive officers of the Company and reviews the compensation programs for key employees, including salary and cash bonus levels.

(3) Member of the audit committee of the Board of Directors of the Company, currently consisting of two directors, one of whom is an employee of the Company. The audit committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of non-audit services, and fees to be paid to the independent public accountants, the performance of the Company's independent public accountants, and the accounting practices of the Company.

(4) Member of the Stock Option Committee of the Board of Directors of the Company, currently consisting of two directors none of whom is an employee of the Company. The Stock Option Committee is responsible for the operation and administration of the Company's stock option plans, including the grants thereunder.


COMPENSATION OF DIRECTORS

          For service on the Board of Directors, directors who are not employees of the Company receive $1,000 for each meeting of the Board of Directors, and reimbursement for expenses which are related to attending board meetings. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. The non-employee directors are eligible to participate in the 1995 Directors Stock Option Plan. See "Stock Options."

                               EXECUTIVE OFFICERS

          The following table sets forth certain information concerning the executive officers of the Company. Each executive officer serves at the discretion of the Board of Directors, subject to the terms of any employment contract:

                                                             Executive
                                                              Officer
Name                 Office                           Age      Since
- ------------------   ------------------------------   ---   -----------
Mitch Francis        Chairman of the Board,            41   April, 1993
                     President and Chief Executive
                     Officer

Gary H. Packman      Chief Operating Officer,          53   April, 1993
                     Executive President,
                     Secretary and Treasurer

Toufic Bassil        Chief Financial Officer           31    December,
                                                               1995

                              BUSINESS EXPERIENCE

          The following section summarizes the present occupation and prior business experience during the past five years for each director and executive officer of the Company:

          MITCH FRANCIS has been the Chairman of the Board of Directors of the Company since June 1993 and has been its Chief Executive Officer, President and a director since the Company's inception. Mr. Francis is also the President and principal shareholder of Francis Development Inc., a real estate development company which he founded in 1981. Mr. Francis has been involved in site acquisition, analysis, architectural design, construction, management and marketing of numerous residential and commercial projects and has been the general partner of several real estate limited partnerships. On April 10, 1992, Mr. Francis filed for personal bankruptcy in the United States Bankruptcy Court for the Central District of California. The bankruptcy case was discharged in March 1994.

          GARY H. PACKMAN has been the Chief Operating Officer, Executive Vice President, Secretary, Treasurer and a director of the Company since its inception and has served as the Company's Chief Financial Officer from July 1993 to December 1995. Prior to the Company's incorporation, Mr. Packman acted as a real estate financing consultant and began the development of what became the Company's simulator design and concept. Prior to September 1991, Mr. Packman worked for ten years as an executive vice president and partner of Center Equities, Inc. (d.b.a. Center Financial Group), a real estate finance company, where he was involved in the placement of mortgages, joint ventures and equity capital. Mr. Packman has been the owner and manager of several small businesses in addition to managing various residential and commercial properties.

          TOUFIC BASSIL has been the Chief Financial Officer of the Company since December, 1995 and Controller from April 1995 to December 1995. From July 1994 to April 1995, Mr. Bassil was an independent consultant. From January 1994 to July 1994, Mr. Bassil was Controller of Vector Aeromotive Corporation. Prior to that, Mr. Bassil was in public accounting with several large firms. Mr. Bassil is a certified public accountant.

          BENJAMIN FRANKEL has been a director of the Company since March 17, 1995. Mr. Frankel is a certified public accountant and has been a partner in the accountancy firm of Frankel, Lodgen, Lacher, Golditch & Sardi and its predecessors since 1965.

          NORMAN FEIRSTEIN has been a director of the Company since March 17, 1995. Mr. Feirstein practiced law as a sole practitioner from 1978 until July, 1993. Since such time, Mr. Feirstein has practiced law as the Law Offices of Norman Feirstein, P.C. On August 16, 1993, Mr. Feirstein filed for personal bankruptcy in the United States District Court for the Central District of California. The bankruptcy was prompted by the failure of a real estate investment partnership of which Mr. Feirstein was a general partner. The bankruptcy case was dismissed on February 3, 1994.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          In March 1995, the Board of Directors of the Company approved the issuance of 20,000 shares of the Company's Common Stock to the accounting firm of Frankel, Lodgen, Lacher, Golditch & Sardi as compensation for services rendered by such firm during the year ended December 31, 1994. On the date the Board approved the issuance of such shares, the closing bid price for the Company's common stock was $2.875 per share. It is anticipated that Benjamin Frankel will acquire beneficial ownership of 1,800 of such shares. The Company also paid the firm of Frankel, Lodgen, Lacher, Golditch & Sardi $11,900 for accounting services during the year ended December 31, 1995.

          During the year ended December 31, 1995, the Company made loans to each of Mitch Francis and Gary Packman in the amount of $50,000. The loans bear interest at a rate of 8% per year and are due on the earlier of June 30, 1998 or six months after the officer ceases to be an employee of the Company. Principal payments of $5,000 per loan are due on June 30, 1996 and June 30, 1997, with the balance due on June 30, 1998. Each note is secured by the higher of 40,000 shares of Common Stock or the number of shares equivalent to the unpaid value of the note.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

          The following table sets forth information concerning compensation of the chief executive officer and the other executive officer of the Company whose salary and bonus exceeded an annual rate of $100,000 during the fiscal year ended December 31, 1995:

                           SUMMARY COMPENSATION TABLE

                                                                   Long Term
                                                                 Compensation
                                                                    Awards
                                                                 ------------

                                                                 Securities
Name and                                       Other Annual      Underlying
Principal Position         Year   Salary       Compensation      Options/SARs
- ------------------------   ----   ------       ------------      ------------
Mitch Francis              1995   $147,684               --(1)        150,000(6)
Chairman of the            1994   $124,375               --(1)        450,000
Board, President and       1993   $ 90,000(2)            --(1)             --
Chief Executive
Officer

Gary H. Packman            1995   $128,544          $15,590(3)         80,000(7)
Chief Operating            1994   $105,625          $14,964(4)        150,000
Officer and                1993   $ 75,000(2)       $ 9,915(5)             --
Executive Vice
President
- -------------------

(1) Perquisites and other personal benefits did not in the aggregate reach the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported in this table for Mr. Francis.

(2) Amounts reflect compensation paid to the named executive officers for the period from April 6, 1993 (inception) to December 31, 1993.

(3) Includes $3,272 in disability insurance premiums, $7,128 in automobile lease expense and $5,190 in medical insurance premiums paid to or on behalf of Mr. Packman. See "Employment Agreements" below.

(4) Includes approximately $7,853 in disability insurance premiums, $3,419 in automobile lease expense and $3,692 in medical insurance premiums paid to or on behalf of Mr. Packman.

(5) Includes approximately $3,309 in disability insurance premiums, $2,912 in automobile lease expenses and $2,840 in medical insurance premiums paid to or on behalf of Mr. Packman.

(6) In August 1995, Mr. Francis received options to purchase 150,000 shares of Common Stock. In December 1995, Mr. Francis returned to the Company options to purchase 300,000 shares of Common Stock out of 450,000 shares previously granted in 1994, and the remaining option to purchase 150,000 shares was repriced at the then current market price plus 10%.

(7) In August 1995, Mr. Packman received options to purchase 80,000 shares of Common Stock. In December 1996, Mr. Packman returned to the Company options to purchase 100,000 shares out of 150,000 shares previously granted in 1994, and the remaining option to purchase 50,000 shares was repriced at the then current market price.


EMPLOYMENT AGREEMENTS

          The Company has entered into three-year employment agreements with each of Mr. Francis and Mr. Packman which became effective December 1994, pursuant to which their salaries are $135,000 and $115,000 per year, respectively, subject to an annual salary increase of seven and one half percent, and each of them is also entitled to annual bonuses for each year of their respective employment. Mr. Francis is entitled to receive a bonus equal to four percent of the Company's net income (before payment of income taxes or bonuses to executive officers), if any, over $2 million, to be paid quarterly based on annualized results. Mr. Packman is entitled to receive a bonus equal to three and one half percent of net income (before payment of income taxes or bonuses to executive officers), if any, over $2 million, to be paid quarterly based on annualized results. In addition, if the Company has net income (before payment of income taxes but after payment of other bonuses to executive officers) in any year of over $7 million, there will be an additional payment of $500,000 to Mr. Francis and $400,000 to Mr. Packman. Each of Mr. Francis and Mr. Packman also receives an automobile allowance of up to $500 per month as well as automobile, health and disability insurance.

          Pursuant to their employment agreements, Messrs. Francis and Packman in September 1994 received options to acquire 450,000 and 150,000 shares of Common Stock, respectively, at an exercise price of $5.50 and $5.00 per share, respectively. The options granted to Messrs. Francis and Packman were granted
under the Option Plan, and vest ratably over a three year period.   In December
1995, Mr. Francis and Mr. Packman returned to the Company options to purchase 300,000 and 100,000 shares, respectively, and their remaining options were repriced. See Also "Option Grants During 1995."

OPTION GRANTS DURING 1995

          The following table sets forth information on grants of stock options pursuant to the Option Plan during the fiscal year ended December 31, 1995 to the officers identified in the Summary Compensation Table:

                                 OPTION GRANTS TABLE
                       OPTION GRANTS IN FISCAL YEAR 1995

                                     % of Total
                                       Options
                                      Granted to      Exercise
                       Options         Employees       Price      Expiration
       Name           Granted(1)        in 1995      ($/sh)(2)       Date
       ----           ----------      -----------    ----------   -----------
Mitch Francis         150,000(3)          60%          $2.338       12/31/03

Gary H. Packman        80,000(4)          32%          $2.125       12/31/03

_________________
(1) Each option becomes exercisable on a cumulative basis as to one-third of the option shares one year after the date of grant and as to an additional one-third of the option shares each year thereafter.

(2) The exercise price of each option is the market price per share of the common stock of the Company on the date of grant, plus, in the case of Mr. Francis, 10%.

(3) In August 1995, Mr. Francis received options to purchase 150,000 shares of Common Stock. In December 1995, Mr. Francis returned to the Company options to purchase 300,000 shares of Common Stock out of 450,000 shares previously granted in 1994, and the remaining option to purchase 150,000 shares was repriced at 110% of the then market value.

(4) In August 1995, Mr. Packman received options to purchase 80,000 shares of Common Stock. In December 1995, Mr. Packman returned to the Company options to purchase 100,000 shares out of 150,000 shares previously granted in 1994, and the remaining option to purchase 50,000 shares was repriced at the then market price.


OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 1995 by the officers named in the Summary Compensation Table:

                  OPTION EXERCISES AND YEAR-END VALUE TABLE(1)

                                                     Number of               Value of Unexerciseable
                      Shares                   Unexerciseable Options          In-the Money Options
                     Acquired                   at Fiscal Year End            at Fiscal Year End(2)
                        on        Value      ----------------------------   ----------------------------
       Name          Exercise    Realized    Exercisable   Unexerciseable   Exercisable   Unexerciseable
       ----          --------    --------    -----------   --------------   -----------   --------------
Mitch Francis           0           $0          150,000       150,000            $0             $0

Gary H. Packman         0           $0           50,000        80,000            $0             $0

_________________
(1)There were no option exercises during fiscal 1995.
(2)Valued at $.875 per share.

STOCK OPTIONS

In June 1994, the Company adopted the Cinema Ride, Inc. Stock Option Plan (the "Option Plan") under which a maximum of 900,000 shares of common stock of the Company may be issued pursuant to incentive and non-qualified stock options granted to officers or other key employees of the Company.

The Option Plan is administered by the Board of Directors or, in the discretion of the Board of Directors, by a committee of not less than two individuals, each of whom must be a disinterested member of the Board of Directors, with authority to determine employees to whom options will be granted, the timing and manner of grants of options, the exercise price, the number of shares covered by and all of the terms of options, and all other determinations necessary or advisable for administration of the plan.

The purchase price for the shares subject to any incentive stock option granted under the Option Plan shall not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date the option is granted (110% for shareholders who own in excess of 10% of the outstanding Common Stock). No option shall be exercisable after the earliest of the following: the expiration of 10 years after the date the option is granted; three months after the date the optionee's employment with the Company terminates if termination is for any reason other than permanent disability or death; or one year after the date the optionee's employment terminates if termination is a result of death or permanent disability. Unless sooner terminated by the Board of Directors, the Option Plan expires on December 31, 2003.

In December 1996, the Company adopted the 1995 Directors Stock Option Plan (the "Directors Plan") pursuant to which on the fourth business day following the day of each annual meeting of the stockholders, each director who is not an employee of the Company automatically receives a non-statutory option to purchase 10,000 shares at the fair market value of the shares on the date of the grant. Upon the adoption of the Directors Plan by the Board of Directors, each non-employee director (Messrs. Feinstein and Frankel) received an option to purchase 10,000 shares and an additional option to purchase 10,000 shares in view of the full year of service by each such director. The exercise price for each stock option is the fair market value per share of the Common Stock on the date of grant. No options granted under the Directors Plan will be effective unless the Plan is approved by the stockholders of the Company within 12 months from the date of adoption.


          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

          The accounting firm of BDO Seidman serves the Company as its independent public accountants at the direction of the Board of Directors of the Company. It is expected that one or more representatives of BDO Seidman will be present at the Meeting, have an opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

          The Board of Directors recommends a vote FOR the ratification of the selection of BDO Seidman as the independent public accountants for the Company for fiscal year 1996. This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent public accountants by the vote of a majority of the shares represented and voting at the Meeting.

                APPROVAL OF THE 1995 DIRECTORS STOCK OPTION PLAN

          In December of 1995, the Board of Directors adopted the 1995 Directors Stock Option Plan (the "Directors Plan"), subject to stockholder approval at the 1996 Annual Meeting. As of April 15, 1996, two non-employee directors were entitled to participate in the Directors Plan.

          The following summary describes the material features of the Directors Plan.

          Purpose
          -------

          The purpose of the Directors Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company, an incentive to non-employee directors who are in a position to contribute materially to the prosperity of the Company:

          (i) To increase such persons' interests and to provide mutuality of interest in the Company's welfare between stockholders and non-employee directors;

          (ii) To encourage non-employee directors to continue their services to the Company or its subsidiaries; and

          (iii)  To attract individuals of outstanding ability.

          Common Stock Available
          ----------------------

          Subject to adjustment as described below, the maximum number of shares of Common Stock which may be awarded under the Directors Plan may not exceed an aggregate of 100,000 shares over the life of the Directors Plan. The Directors Plan provides for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock thereunder and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, merger or similar event.

          Eligibility
          -----------

          All directors of the Company who are not employees of the Company ("Eligible Directors") may participate in the Directors Plan.

          Administration
          --------------

          The authority to control and manage the operation and administration of the Directors Plan is vested in the Board of Directors (the "Board") subject to the delegation by the Board of its duties to a Stock Option Committee (the "Committee") of not fewer than two members of the Board to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Board, or the Committee, as the case may be, has the authority to construe and interpret the Directors Plan, to promulgate, amend and rescind rules and regulations relating to its administration, and to make all of the determinations necessary or advisable for administration of the Directors Plan.

          Awards
          ------

          On the fourth business day following the day of each annual meeting of the stockholders of the Company, each Eligible Director is automatically and without further action by the Board or the Committee granted a non-statutory stock option (i.e. an option which does not qualify under Sections 422 or 423 of the Internal Revenue Code) to purchase 10,000 shares of the Common Stock of the Company. In addition, upon the adoption of the Plan, each Eligible Director received an option for (i) an additional 10,000 shares and (ii) a number of shares computed by multiplying 10,000 by the number of full years each such Eligible Director has served on the Company's Board of Directors. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Stock Options."

          Exercise of Options
          -------------------

          The purchase price which each stock option may be exercised is the fair market value per share of the Common Stock on the date of grant. Each option granted under the Directors Plan will become exercisable on a cumulative basis as to one-third of the total number of shares covered thereby at any time after one year from the date the option is granted and an additional one-third of such total number shares any time after the end of each consecutive one year period thereafter until the option becomes exercisable as to all of such total number of shares.

          The option price for each stock option must be paid in full upon exercise and be payable in cash; provided, however, in lieu of cash, the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise equal to the option price for the shares being purchased. Delivery of shares may also be accomplished through the transfer to the Company of shares held by a broker or other agent.

          No stock option may be exercisable during the first six months of its term except in the case of death. Except as otherwise provided in the Directors Plan, the stock option will be exercisable for ten years from the date of grant. The stock option may be exercisable in whole or in part.

          No stock option may be transferrable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution. If a grantee ceases to be a director of the Company for any reason, any outstanding stock options held by the grantee may be exercisable as follows:

          (i) If a grantee ceases to be a director of the Company for any reason other than resignation, removal for cause or death, any outstanding stock option may be exercisable any time prior to the expiration date of the stock option or within one year after the date the grantee ceases to be a director, whichever is the shorter period;

          (ii) If the director resigns or is removed from office for cause, any outstanding stock option which is not exercisable immediately prior to resignation or removal will terminate as of the date of resignation or removal, and any outstanding stock option which is not exercisable immediately prior to resignation or removal will become exercisable any time prior to the expiration date of such stock option or within three months after the date of resignation or removal, whichever is shorter;

          (iii) Following the death of a grantee during service as a director, any outstanding stock option at the time of death (whether or not exercisable by the grantee immediately prior to death) may be exercisable by the person entitled to do so at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is shorter;

          (iv) Following the death of the grantee after ceasing to be a director and during a period when a stock option is exercisable under clause
(ii) above, the stock option may be exercisable by such person entitled to do so any time prior to the expiration of the stock option or within one year after the date of death, whichever is shorter;

          (v) Following the death of a grantee after ceasing to be a director and during a period when a stock option is exercisable under clause (iii) above, the stock option may be exercisable by the person entitled to do so at any time during the shorter of the following two periods (a) until the expiration date of the stock option or (b) until one year after the grantee ceases being a director or one year after the date of death of the grantee (whichever is longer).

          Market Value of Underlying Securities
          -------------------------------------

          On April 23, 1996, the closing price for the Company's Common Stock on the NASDAQ Small Cap Market was $.53

          Amendment and Termination
          -------------------------

          Amendment and termination of the Directors Plan are reserved to the Board, except that no termination may terminate any outstanding stock options granted under the Directors Plan. Amendment is also subject to the provisions of Rule 16b-3 of the Securities Exchange Act 1934 and except that the Directors Plan may not be amended more than once every six months with respect to provisions of the Directors Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grant, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Internal Revenue Code or Rules and Regulations thereunder.

          Upon approval by the stockholders at the Annual Meeting, the Directors Plan will become retroactively effective as of December 1, 1995. Unless terminated earlier, the Directors Plan will terminate on December 31, 2004, and no awards may be made under the Directors Plan for periods after that date.

          Federal Income Tax Information
          ------------------------------

          A grantee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon its exercise, the grantee will recognize ordinary income for tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon resale of such shares by the grantee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The foregoing is a summary of the effect of federal taxation upon the grantee with respect to the grant and exercise of options under the Directors Plan and does not purport to be complete.

          The foregoing summary of the Directors Plan is subject to the provisions of the Plan which is included as Appendix A to this Proxy Statement.

          The Board of Directors recommends a vote FOR approval of the Directors Plan; an affirmative vote by holders of a majority of the outstanding shares voting at the Annual Meeting is required to approve the proposal.

             AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

          The Company's Certificate of Incorporation presently authorizes the issuance of a total of 10,000,000 shares of Common Stock par value $.01 per share, and 500,000 shares of Preferred Stock, par value $.01 per share. Of such 10,000,000 presently authorized shares of Common Stock, 4,570,000 shares are issued and outstanding. No shares of Preferred Stock are issued and outstanding. In addition, an aggregate of 3,313,346 shares of Common Stock have been reserved for issuance as of April 15, 1996, as summarized in the following table:

                                                           NUMBER OF
SHARES OF COMMON STOCK RESERVED FOR                     SHARES RESERVED
- -----------------------------------                     ---------------
Common Stock Warrants                                      2,313,346

Common Stock Options:
(of which 518,500 are subject to outstanding grants)       1,000,000
                                                         -----------
                                                           3,313,346
                                                           =========

          After giving effect to all shares reserved for issuance, the Company may not have sufficient uncommitted shares for use in future transactions involving the issuance of shares of the Company's Capital Stock.

          The Board of Directors has adopted a proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000.

          The purpose of the proposed amendment is to provide additional shares which could be issued for various purposes and to provide the flexibility which the Board of Directors believes is important to be able to take advantage of financing opportunities and to use for other general corporate purposes without further stockholder approval unless required by applicable law, regulation or stock exchange rule. In addition to availability for financing and other general corporate purposes, the shares would be available for use in acquisitions, additional stock dividends and splits and employee stock benefit plans. The Company has no plans, agreements or understandings at the present time for the issuance of the additional shares of capital stock to be authorized by the amendment. No holders of any class of stock of the Company are entitled as a matter of right to any preemptive or subscription rights with respect to any shares of the Company's capital stock. Accordingly, the issuance of common stock (including pursuant to conversion of any shares of a series of convertible Preferred Stock) otherwise than on a pro rata basis to all current stockholders would reduce the current stockholders' proportionate interest.

          The proposed amendment is not in response to any effort of which the Company is aware to accumulate the Company's capital stock or to otherwise obtain control of the Company. Although it is possible that the private placement of a block of the Company's capital stock could be used as an anti-takeover strategy, the Company has no present intention to issue any stock for any such purpose.

          Accordingly, the Board of Directors has proposed that Article 4 of the Company's Certificate of Incorporation be amended to increase its authorized capital stock. As so amended, this provision of the Certificate of Incorporation would read as set forth on Exhibit A hereto.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION. An affirmative vote by holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Amendment.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

          Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all individual filing requirements applicable to the Company's executive officers and directors were complied with under Section 16(a) except that Messrs. Francis and Packman were late in filing their Forms to reflect the grant of stock options in August 1995.


                             STOCKHOLDER PROPOSALS

          Stockholders who wish to present proposals for action at the Company's 1997 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than November 1, 1996, for inclusion in next year's proxy statement and proxy card.


                         ANNUAL REPORT TO STOCKHOLDERS

          The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1995, including audited financial statements, is being mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


                                 OTHER MATTERS

          The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                         ANNUAL REPORT ON FORM 10-KSB

          A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Cinema Ride, Inc., 12001 Ventura Place, Suite 340, Studio City, California 91604 Attention: Gary H. Packman. If Exhibit copies are requested, a copying charge of $.20 per page will be made.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              Gary H. Packman
                              Chief Operating Officer, Executive Vice President and Secretary

Studio City, California
May 9, 1996

STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                   Exhibit A


          4. The total number of shares of stock which the corporation shall have authority to issue is Twenty Million Five Hundred Thoursand (20,500,000) of which stock Twenty Million (20,000,000) shares of the par value of One Hundredth of a Dollar ($.01) each, amounting in the aggregate to Two Hundred Thousand Dollars ($200,000) shall be common stock and of which Five Hundred Thousand (500,000) shares of the par value of one Hundredth of a Dollar ($.01) each, amounting in the aggregate to Five Thousand Dollars ($5,000) shall be preferred stock.

                                  APPENDIX A

                               CINEMA RIDE, INC.

                        1995 DIRECTORS STOCK OPTION PLAN
                        --------------------------------


          1.  Purpose.  The purpose of this Cinema Ride, Inc. 1995 Directors
              -------
Stock Option Plan ("Plan") is to further the growth and development of Cinema Ride, Inc. ("Company") by providing, through ownership of stock of the Company, an incentive to non-employee Directors who are in a position to contribute materially to the prosperity of the Company:

              (i) To increase such persons' interests and provide mutuality of interest in the Company's welfare between shareholders and non-employee Directors,

              (ii) To encourage non-employee Directors to continue their services to the Company or its subsidiaries, and

              (iii)  To attract individuals of outstanding ability.

          This Plan is effective on the Effective Date (as provided in Section
10) and shall apply to options granted on or after the Effective Date.

          2. Types Of Stock Options.  Only non-Qualified Stock Options
             ----------------------
("Options") not specifically authorized or qualified for favorable income tax treatment by the Code shall be granted under the Plan.

          3. Definitions.  The following definitions are applicable to the Plan:
             -----------

             3.1 Board.  The Board of Directors of the Company.
                 -----

             3.2 Common Stock.  The shares of Common Stock of the Company.
                 ------------

             3.3 Code.  The Internal Revenue Code of 1986, as amended from time
                 ----
to time.

             3.4 Company.  Cinema Ride, Inc., a Delaware corporation.
                 -------

             3.5 Disabled or Disability.  For the purposes of Section 7.4, a
                 ----------------------
disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

             3.6 Fair Market Value.  For purposes of the Plan, the "Fair Market
                 -----------------
Value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or (b) if the Common Stock is not then listed on an exchange but is quoted on the Nasdaq National Market, the Nasdaq Small Cap Market, the Nasdaq electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by Nasdaq or the National Quotation Bureau, as the case may be, on last trading day immediately preceding such date, or

(c) if the Common Stock is not then listed on an exchange or quoted by Nasdaq or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

              3.7 Plan.  The Cinema Ride, Inc. 1995 Directors Stock Option Plan,
                  ----
as amended from time to time.

              3.8 Plan Administrator.  The Board or the Stock Option Committee
                  ------------------
designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

          4.  Administration.
              --------------

              4.1 Administration by Board.  Subject to Section 4.2, the Plan
                  -----------------------
Administrator shall be the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

              4.2 Administration by Committee.  The Board may, in its sole
                  ---------------------------
discretion, delegate any or all of its duties as Plan Administrator to a stock option committee (the "Committee") of not fewer than two (2) members of the Board to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

              4.3 Discretion of Committee.  Notwithstanding the above, the
                  -----------------------
selection of the Director to whom options may be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the period during which any stock option may be exercised, and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

          5.  Grant of Stock Options.  On the fourth business day following
              ----------------------
the day of each annual meeting of the shareholders of the Company, each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries (a "non-employee Director") shall automatically and without further action by the Board or the Committee be granted a "non-statutory stock option (i.e. an option which does not qualify under Sections 422 or 423 of the Code) to purchase 10,000 shares of Company stock subject to adjustment and substitution as set forth in Section 7.10.

          In addition, upon the adoption of this Plan, each non-employee Director shall receive an option for (i) an addition 10,000 shares and (ii) a number of shares computed by multiplying 10,000 by the number of full years each such non-employee Director has served on the Company's Board of Directors.

          If at any time the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employees Director to be granted an option for 10,000 shares (or the number of adjusted or substituted shares pursuant to Section 7.10), then each non-employee Director shall be granted an option for a member of whole shares equal to the number of shares then remaining divided by the number of non-employee Directors, disregarding any fraction of a share.

          6.  Shares Subject to Options.  The stock available for grant of
              -------------------------
Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 100,000 shares of Common Stock (subject to adjustment as provided in Section 7.10), including shares previously issued under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

          7.  Terms and Conditions of Stock Options.  Stock options granted
              -------------------------------------
under the Plan shall be subject to the following terms and conditions:

              7.1 The purchase price at which each Stock Option may be exercised (the "option price") shall be the Fair Market Value per share of Common Stock on the date of grant. Each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. All Options granted but not yet exercisable as a result of the previous sentence shall become exercisable notwithstanding the previous sentence upon the death or disability of the grantee. To the extent that a grantee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

              7.2 The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a Fair Market Value on the date of exercise of the Stock Option, equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and
(ii) no shares of the Common Stock which have been held for less than six months may option. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 5.

              7.3 No stock option shall be exercisable during the first six months of its term except in case of death as provided in Section 7.5. Subject to the preceding sentence and subject to Section 7.5 which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

              7.4 No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor Rule.

              7.5 If a grantee ceases to be a Director of the Company for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

                  (i) If a grantee ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period;

                  (ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three months after the date of resignation or removal of the grantee, whichever is the shorter period;

                  (iii) Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

                  (iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause
(ii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period; and

                  (v) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause
(iii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until one year after the grantee ceased being a Director or one year after the date of death of the grantee (whichever is longer).

          A stock option held by a grantee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 7.5.

              7.6 All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

              7.7 The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

          Subject to the foregoing provisions of this Section 7 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 7.6, or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii), or any successor Rule.

              7.8 Restrictions on Issuance of Shares. The issuance of Options
                  ----------------------------------
and shares shall be subject to compliance with all the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended, or other state securities laws. If a grantee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the grantee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

              7.9 Investment Representation.  Any grantee may be required, as a
                  -------------------------
condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

              7.10 Recapitalization or Reorganization of Company.  Except as
                   ---------------------------------------------
otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company.

          In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination. In addition, in the event of such change described in this paragraph, the Board may accelerate the time or times at which any option may be exercised and may provide for cancellation of such accelerated options which are not exercised within a time period prescribed by the Board in its sole discretion.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each grantee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

              7.11 Other Provisions.  Each Option may contain such other terms,
                   ----------------
provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

          8.  Amendment and Termination.  The right to amend the Plan at any
              -------------------------
time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from
Section 16(b) of the 1934 Act provided by Rule 16b-3, or any successor Rule, or by the rules of any stock exchange on which the Common Stock may then be listed,
(ii) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3, or any successor Rule. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

          Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 7.6 within such reasonable time as the Committee shall specify in such request.

          9.  Indemnification.  In addition to such other rights of
              ---------------
indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

          10. Effective Date and Term of Plan.  This Plan shall become
              -------------------------------
effective (the "Effective Date") on the date of adoption designated below. No options granted under the Plan will be effective unless the Plan is approved by the stockholders of the Company within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2004.

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                               CINEMA RIDE, INC.
                         12001 VENTURA PLACE, STE. 340
                         STUDIO CITY, CALIFORNIA 91604
                                 (818) 761-1002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Mitch Francis and Gary H. Packman as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all of the shares of common stock of Cinema Ride, Inc. held of record by the undersigned on April 19, 1996, at the Annual Meeting of Stockholders to be held on June 14, 1996, or any adjournment thereof.

  1. ELECTION OF DIRECTORS FOR all nominees below
     (except as marked to the contrary below) [_]

     WITHHOLD AUTHORITY
     to vote for all nominees listed below [_]

     (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below):

             [_] Mitch Francis     [_] Benjamin Frankel
             [_] Gary H. Packman   [_] Norman Feirstein

  2. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                  [_] FOR   [_] AGAINST   [_] ABSTAIN

  3. APPROVAL OF THE 1995 DIRECTORS STOCK OPTION PLAN

                  [_] FOR   [_] AGAINST   [_] ABSTAIN

  4. APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                  [_] FOR   [_] AGAINST   [_] ABSTAIN

  5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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- -------------------------------------------------------------------------------

  THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                                    Dated: ______________, 1996

                                                    ---------------------------
                                                             Signature

                                                    ---------------------------
                                                     Signature if held jointly

                                                    Please sign exactly as
                                                    name appears below. When
                                                    shares are held by joint
                                                    tenants, both should sign.
                                                    When signing as attorney,
                                                    as executor, administra-
                                                    tor, trustee, or guardian,
                                                    please give full title as
                                                    such. If a corporation,
                                                    please sign in full corpo-
                                                    rate name by President or
                                                    other authorized officer.
                                                    If a partnership, please
                                                    sign in partnership name
                                                    by authorized person.

 PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
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